                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
[X] Definitive Proxy Statement                Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                         NEW ENGLAND ZENITH FUND
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                            NEW ENGLAND ZENITH FUND

                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                             CAPITAL GROWTH SERIES
                      LOOMIS SAYLES AVANTI GROWTH SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                         LOOMIS SAYLES BALANCED SERIES
                         WESTPEAK VALUE GROWTH SERIES
                          WESTPEAK STOCK INDEX SERIES
                     DRAYCOTT INTERNATIONAL EQUITY SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                             VENTURE VALUE SERIES
                          ALGER EQUITY GROWTH SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               December 28, 1995

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held at the offices of New England Mutual Life Insurance Company ("The New England"), 501 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on December 28, 1995 at 2:00 p.m. Boston time, for the following purposes:

   With respect to all Series of the Trust:

     1. To approve or disapprove new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements for the Series in effect immediately prior to such merger.

   With respect to the Draycott International Equity Series only:

     2. To approve or disapprove a new Sub-Advisory Agreement for the Series between TNE Advisers, Inc. ("TNE Advisers"), the Series' current investment adviser, and Draycott Partners, Ltd.
         ("Draycott"), the Series' current sub-adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K.
         ("Cursitor Holdings"); and

     3. To approve or disapprove a new Sub-Advisory Agreement for the Series between TNE Advisers and Draycott, to be effective upon the acquisition of the business of Cursitor Holdings by Alliance Capital Management L.P.

   With respect to the Alger Equity Growth Series only:

     4. To approve or disapprove a new Advisory Agreement between the Series and TNE Advisers, the Series' current investment adviser, which would increase the annual rate of the advisory fee payable by the Series; and

     5. To approve or disapprove a related Sub-Advisory Agreement between TNE Advisers and Fred Alger Management, Inc., the Series' current sub-adviser.

   With respect to all Series of the Trust:

     6. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                          By order of the President,

                                          BEVERLY J. DeWITT, Secretary

November 20, 1995

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

-------------------------------------------------------------------------------

    PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                             CAPITAL GROWTH SERIES
                      LOOMIS SAYLES AVANTI GROWTH SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                         LOOMIS SAYLES BALANCED SERIES
                         WESTPEAK VALUE GROWTH SERIES
                          WESTPEAK STOCK INDEX SERIES
                     DRAYCOTT INTERNATIONAL EQUITY SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                             VENTURE VALUE SERIES
                          ALGER EQUITY GROWTH SERIES

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held at the offices of New England Mutual Life Insurance Company ("The New England"), 501 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on December 28, 1995 at 2:00 p.m. Boston time, and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to shareholders beginning on or about November 28, 1995. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1994, and the Semiannual Report of the Trust for the six months ended June 30, 1995, may be obtained without charge by writing to The New England at the above address or by calling
(800) 356-5015.

  This Proxy Statement consists of six parts.

  PART I contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting.

  PART II contains information relating to the merger (the "Merger") of The New England into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of (1) TNE Advisers, Inc. ("TNE Advisers"), which serves as the adviser to each Series of the Trust except the Capital Growth Series, (2) Capital Growth Management Limited Partnership ("CGM"), which serves as the adviser to the Capital Growth Series, and (3) New England Investment Companies, L.P. ("NEIC") and its subsidiary firms that serve as sub-advisers to several of the Series of the Trust. TNE Advisers is a wholly-owned subsidiary of The New England, and The New England owns a controlling interest in NEIC. After the Merger, TNE Advisers will be an indirect wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life will own, directly or indirectly, a controlling interest in NEIC. NEIC owns a majority limited partnership interest in CGM. Under the 1940 Act, a change of control of TNE Advisers, CGM and NEIC's subsidiaries constitutes an "assignment" (as defined in the 1940 Act) of the agreements under which those firms serve as advisers or sub-advisers to Series of the Trust, and results in the automatic termination of those agreements, effective at the time of the Merger. The Trustees have approved, and recommend that the shareholders of each Series of the Trust approve, new Advisory and Sub-Advisory Agreements. These proposed new agreements would be identical, except for their dates, to the agreements in effect immediately prior to the Merger, and would take effect at the time of the Merger. As a result, the Trust's current advisers and sub-advisers would continue to perform advisory and sub-advisory services for the Series of the Trust after the Merger, on the same terms as are in effect immediately before the Merger.

  PART III contains information concerning proposed changes in the investment advisory arrangements for the Draycott International Equity Series in connection with certain expected changes in the ownership of Draycott Partners, Ltd. ("Draycott"), the Series' sub-adviser.

  PART IV contains information concerning proposed changes in the investment advisory arrangements for the Alger Equity Growth Series, which would increase the annual rate of the advisory fee payable by the Series to TNE Advisers, the Series' adviser.

  PART V contains additional information about the Trust's current advisory and sub-advisory arrangements, the Trust's advisers and sub-advisers and certain brokerage matters. Shareholders should review this information in conjunction with their consideration of the proposals described in this Proxy Statement.

  PART VI contains certain additional information about the conduct of the Meeting, ownership of Trust shares as of the record date for the Meeting, and miscellaneous other matters.

I. GENERAL

  The Trust consists of fourteen series (each a "Series"). The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the Series:

                                                          RELEVANT SECTIONS OF
          PROPOSAL             RELEVANT SERIES            THIS PROXY STATEMENT
          --------             ---------------            --------------------
   1. New investment advisory  All Series                        II, V
      arrangements to be
      effective at the time
      of the Merger.

2, 3. New Sub-Advisory         Draycott International            III, V
      Agreements to be         Equity Series
      effective upon certain
      changes in the
      ownership of Draycott.

4, 5. New investment advisory  Alger Equity Growth Series        IV, V
      arrangements for Alger
      Equity Growth Series.


  All shareholders of record on October 31, 1995 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Trust held as of that date.

  Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of the proposals set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The costs of solicitation of proxies will be borne by one or more of The New England, NEIC, TNE Advisers, Draycott, Metropolitan Life, Fred Alger Management, Inc. ("Alger Management") or their respective affiliates, and not by the Trust. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of The New England, New England Variable Life Insurance Company, TNE Advisers and New England Securities Corporation ("New England Securities"), the principal underwriter of the Trust. The address of New England Securities is 399 Boylston Street, Boston, Massachusetts 02116.

SUMMARY OF PROPOSALS

PROPOSAL 1--APPROVAL OF NEW ADVISORY ARRANGEMENTS FOR EACH SERIES, TO BE
            EFFECTIVE AT THE TIME OF THE MERGER.

  As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of TNE Advisers, CGM, NEIC and NEIC's subsidiaries that serve as sub-advisers to the Series. The Merger will thus result in the automatic termination, at the time of the Merger, of each Series' Advisory and (for each Series except the Capital Growth Series) Sub-Advisory Agreements. Proposal 1 seeks shareholder approval of new Advisory and (for each Series except the Capital Growth Series) Sub-Advisory Agreements, to be effective at the time of the Merger. For each Series, the proposed new agreement(s) would be in substance identical to the agreement(s) in effect with respect to such Series immediately before the Merger. THE EFFECT OF PROPOSAL 1 IS TO PERMIT THE SERIES TO CONTINUE TO OPERATE, FOLLOWING THE MERGER, UNDER ARRANGEMENTS SUBSTANTIALLY IDENTICAL TO THOSE THAT ARE IN EFFECT IMMEDIATELY BEFORE THE MERGER. PROPOSAL 1 WILL NOT RESULT IN ANY CHANGE IN THE IDENTITY OF THE FIRMS OR PERSONNEL PROVIDING ADVISORY OR SUB-ADVISORY SERVICES TO THE SERIES, OR IN THE FEE RATES PAYABLE BY THE SERIES. For each Series, the advisory arrangements in effect will be either (1) the arrangements that are currently in effect (the "Existing Advisory Arrangements") or (2) in the case of the Draycott International Equity Series and the Alger Equity Growth Series, any new arrangements that are approved at the Meeting and take effect before the Merger. Part V of this Proxy Statement describes the Existing Advisory Arrangements for each Series. Parts III and IV of this Proxy Statement describe proposed changes in the Existing Advisory Arrangements for the Draycott International Equity Series and the Alger Equity Growth Series, respectively. The changes proposed in Parts III and IV are unrelated to the Merger, and, if approved by shareholders at the Meeting, are expected to be put into effect whether or not the Merger occurs. The Merger is currently expected to occur no earlier than the first calendar quarter of 1996.

PROPOSALS 2 AND 3--NEW SUB-ADVISORY AGREEMENTS FOR THE DRAYCOTT INTERNATIONAL
                   EQUITY SERIES.

  Draycott has served as the sub-adviser for the Draycott International Equity Series since that Series' inception in 1994. NEIC, which owns all of the stock of Draycott, has recently entered into an agreement to sell the stock to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"). Under the 1940 Act, this sale will constitute a change in control of Draycott and will result in the automatic termination of the Sub-Advisory Agreement for the Series between TNE Advisers and Draycott. Shortly after the acquisition of Draycott's stock by Cursitor Holdings, Cursitor Holdings itself is expected to enter into a transaction with Alliance Capital Management L.P., as described more fully in
Part III of this Proxy Statement. This transaction will constitute a second change in control of Draycott and will result in the automatic termination of the proposed Sub-Advisory Agreement between TNE Advisers and Draycott. The Trustees have determined that it is desirable to retain Draycott, as sub-adviser, to manage the Series' investment portfolio following Draycott's acquisition by Cursitor Holdings, and following Cursitor Holdings' acquisition by Alliance Capital Management L.P. To permit Draycott to continue to act as sub-adviser following these changes of control, the Trustees are proposing two new Sub-Advisory Agreements, the first to take effect at the time of the first change of control (Proposal 2), and the second to take effect at the time of the second change of control (Proposal 3). The new Sub-Advisory Agreements would be identical in substance to the agreement currently in effect. PROPOSALS 2 AND 3 WOULD NOT RESULT IN ANY FEE INCREASE OR ANY CHANGE IN THE SERIES' INVESTMENT OBJECTIVE OR POLICIES OR IN THE PERSONNEL RESPONSIBLE FOR THE SERIES' DAY-TO-DAY PORTFOLIO MANAGEMENT.

PROPOSALS 4 AND 5--NEW ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ALGER EQUITY
                   GROWTH SERIES.

  The Trustees of the Trust have approved a new Investment Advisory Agreement between the Alger Equity Growth Series and TNE Advisers, the Series' current adviser (Proposal 4), and a related new Sub-Advisory Agreement between TNE Advisers and Alger Management, the Series' current sub-adviser (Proposal 5). The new Advisory and Sub-Advisory Agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger Management, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new Advisory Agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable to Alger Management under the new Sub-Advisory Agreement would be 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. The fee to Alger Management is payable by TNE Advisers, not by the Series.

II. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY ARRANGEMENTS TO BE EFFECTIVE AT THE TIME OF THE MERGER (ALL SERIES)

  The Trustees of the Trust unanimously recommend that the shareholders of each Series vote to approve new investment advisory arrangements for the Series, to be effective at the time of the Merger. The new arrangements would be substantially identical to the arrangements in effect for each Series immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of TNE Advisers, CGM, NEIC and NEIC's subsidiaries that serve as sub-advisers for the Series. The 1940 Act provides that such a change in control constitutes an "assignment" of the Advisory and Sub-Advisory Agreements under which TNE Advisers, CGM and NEIC's subsidiaries provide advisory and sub-advisory services to the Series. The 1940 Act further provides that such an "assignment" will result in the automatic termination of those agreements, at the time of the Merger. (In the case of the Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series, firms that are unaffiliated with TNE Advisers and NEIC serve as sub-advisers under Sub-Advisory Agreements with TNE Advisers, which is these Series' adviser. In the case of the Draycott International Equity Series, if the sale of Draycott by NEIC described in Part III of this Proxy Statement is consummated before the Merger, this Series' sub-adviser will also be unaffiliated with TNE Advisers and NEIC. The Merger will not constitute a change in control of these unaffiliated sub-advisers, but their Sub-Advisory Agreements with TNE Advisers provide that they terminate automatically upon any termination of the Advisory Agreement between the Series and TNE Advisers. Because the Merger will result in the automatic termination of the Advisory Agreements between the Series and TNE Advisers, it will also result in the termination of these Sub-Advisory Agreements with unaffiliated sub-advisers.)

  THE MERGER. In August 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders and contractholders of The New England becoming policyholders or contractholders of Metropolitan Life. The policyholders and contractholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders and contractholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur earlier than the first calendar quarter of 1996.

  NEIC is organized as a limited partnership. Both TNE Advisers and NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), are wholly-owned subsidiaries of The New England. As a result of the Merger, TNE Advisers and NEIC Inc. would each become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority limited partnership interest in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc. The following wholly-owned subsidiaries of NEIC serve as sub-advisers of various Series of the Trust:
Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Back Bay Advisors, L.P. ("Back Bay Advisors"), Westpeak Investment Advisors, L.P. ("Westpeak") and Draycott. NEIC also owns a majority limited partnership interest in CGM. The New England's current ownership interest, through NEIC, in these sub-advisers and in CGM would become indirectly owned by Metropolitan Life as a result of the Merger. (As explained in Part III of this Proxy Statement, however, NEIC has entered into an agreement to sell Draycott to Cursitor Holdings, a company unaffiliated with The New England or Metropolitan Life. This sale is currently expected to occur before the Merger, in which case Metropolitan Life would not become the indirect owner of any equity interest in Draycott as a result of the Merger.)

  Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act with respect to the Trust. Section 15(f) provides that an investment adviser to a registered investment company (such as the Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Trust's Board of Trustees.

  INFORMATION ABOUT METROPOLITAN LIFE. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual fund, institutional and other investment advisory clients. The address of Metropolitan Life is One Madison Avenue, New York, New York 10010.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders approve new investment advisory arrangements for the Series, to be effective at the time of the Merger. These new arrangements will be substantially identical to the arrangements in effect immediately before the Merger and to the Series' Existing Advisory Arrangements (which are described in Part V of this Proxy Statement). (The only difference will be that the new arrangements will be set forth in Advisory and Sub-Advisory Agreements dated the date of the Merger, whereas the arrangements in effect prior to the Merger are set forth in Advisory and Sub-Advisory Agreements that bear earlier dates.)

  In coming to the recommendation set forth above, the Trustees reviewed extensive information about the Series, the Series' advisers and sub-advisers, NEIC and Metropolitan Life. The Trustees also considered the policies of each adviser and sub-adviser with respect to the placing of portfolio transactions for the Series with brokers or dealers who furnish brokerage and research services to the advisers and sub-advisers. (Those policies are described in Part V of this Proxy Statement.)

  The Trustees noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of TNE Advisers and NEIC and of NEIC's subsidiaries that act as sub-advisers for the Series. The Merger may also constitute a change in control of CGM, the adviser to the Capital Growth Series. (NEIC owns a majority limited partnership interest in CGM.) To avoid any uncertainty over whether the Advisory Agreement between the Capital Growth Series and CGM would be deemed to terminate with the change of control of NEIC, it is proposed (and the Trustees recommend) that shareholders approve a new Advisory Agreement for the Capital Growth Series, identical, except for its date, to the existing agreement, to be effective at the time of the Merger.

  Although the Merger is being treated as a change in control of TNE Advisers and NEIC and of CGM and the Series' sub-advisers that are subsidiaries of NEIC, the Merger is not expected to result in any change in the personnel, operations or financial condition of TNE Advisers, NEIC, CGM or any of the Series' sub-advisers that are subsidiaries of NEIC. NEIC has indicated that CGM and each sub-adviser affiliated with NEIC will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of CGM or any of the sub-advisers.

  The Trustees accordingly concluded that it is appropriate and desirable for the Series to continue, after the Merger, to operate under substantially the same investment advisory and sub-advisory arrangements as are in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Series, the approval of that Series' shareholders, by vote of the lesser of (1) 67% of the shares of that Series represented at the Meeting, if more than 50% of the shares of that Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series.

  The Trustees unanimously recommend that the shareholders of each Series vote in favor of Proposal 1, in order that the Series may continue to receive investment advisory and sub-advisory services following the Merger, on the same basis as before the Merger.

  If the shareholders of any Series do not approve Proposal 1, the Advisory and any Sub-Advisory Agreement relating to that Series will terminate at the time of the Merger, and the Trustees will consider such alternative actions as are in the best interest of that Series.

III. APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS (DRAYCOTT INTERNATIONAL EQUITY SERIES ONLY)

  Proposals 2 and 3 relate to proposed new Sub-Advisory Agreements for the Draycott International Equity Series to take effect upon two expected changes of control of Draycott, the Series' sub-adviser.

  Draycott currently serves as sub-adviser to the Series under a Sub-Advisory Agreement that obligates Draycott to provide the Series with portfolio management services, and obligates TNE Advisers, the Series' investment adviser, to pay Draycott at the annual rate of 0.75% of the first $10 million of the Series' average daily net assets, 0.60% of the next $40 million of such assets and 0.45% of the excess of such assets over $50 million. (As of September 30, 1995, the Series' net assets were $12.3 million.) Pursuant to such Sub-Advisory Agreement, Back Bay Advisors, as sub-adviser to Draycott, is obligated to provide short-term cash management services for the Series, for which services Draycott is obligated to compensate Back Bay Advisors at the annual rate of 0.08% of the value of the Series' average daily net assets. Under each proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, Draycott would continue, as under the current Sub-Advisory Agreement, to be responsible for the day-to-day portfolio management of the Series, subject to the oversight of TNE Advisers and the Trustees. Draycott would continue to receive a fee, payable by TNE Advisers, at the same rate as in effect under the existing Sub-Advisory Agreement. However, under each proposed new Sub-Advisory Agreement, Draycott would be obligated to provide the short-term cash management services for the Series that are currently provided by Back Bay Advisors, which would no longer be obligated to provide such services (and would no longer be entitled to receive compensation from Draycott therefor).

A. PROPOSAL 2--NEW SUB-ADVISORY AGREEMENT TO TAKE EFFECT UPON THE SALE OF
               DRAYCOTT TO CURSITOR HOLDINGS.

  NEIC has entered into an agreement to sell the stock of Draycott to Cursitor Holdings. This sale will constitute a change in control of Draycott under the 1940 Act, which will terminate the current Sub-Advisory Agreement between TNE Advisers and Draycott. Proposal 2 relates to a new Sub-Advisory Agreement between TNE Advisers and Draycott, to take effect upon the acquisition of Draycott by Cursitor Holdings.

  INFORMATION ABOUT CURSITOR HOLDINGS. Cursitor Holdings, together with Cursitor Holdings, L.P. ("CHLP"), constitute an international investment management group (the "Cursitor Group") formed in July 1990 by the reorganization of a group of related companies with common executive management and overlapping shareholders. Cursitor Holdings is two-thirds owned by the Cursitor Group's executive management, and one-third by Eurovest Pte Ltd, which is a wholly-owned subsidiary of the Government of Singapore Ministry of Finance. The following members of the Cursitor Group's executive management each own, directly or indirectly, 10% or more of the outstanding voting securities of Cursitor Holdings: Eric G. Auboyneau, Hugh M. Eaton III, Charles J. Gave and John S. Ricciardi.

  The principal activity of the Cursitor Group (representing more than 90% of revenues) is institutional investment management, which is carried on by Cursitor-Eaton Asset Management Company, Cursitor Management Limited, and Cursitor Cecogest SA. At present the Cursitor Group manages approximately $9.2 billion, primarily for U.S.-based pension funds, foundations and endowments. The major investment product is global asset allocation focusing on cash, bonds and equities in major economies. The address of Cursitor Holdings and Messrs. Gave and Ricciardi is 66 Buckingham Gate, London SW1E 6AU, England. The address of Mr. Eaton is Main Street, Dublin, New Hampshire 03444. The address of Mr. Auboyneau is 79 Avenue Marceau, Paris 75116, France. The address of Eurovest Pte Ltd and the Government of Singapore Ministry of Finance is 250 North Bridge Road, 33 Raffles City Tower, Singapore 0617.

  As described below under Proposal 3, it is currently expected that, subsequent to the acquisition of Draycott by Cursitor Holdings, Cursitor Holdings itself will be acquired by Alliance Capital Management L.P.

  SALE OF DRAYCOTT TO CURSITOR HOLDINGS. NEIC currently owns all of the stock of Draycott. NEIC has agreed to sell this stock to Cursitor Holdings for $477,000, plus any advances to Draycott that NEIC may make after June 30, 1995 and prior to the closing of the sale, and minus any dividends or distributions paid by Draycott to NEIC during that period. Cursitor Holdings has also agreed that, for the five-year period following the sale, Cursitor Holdings will pay NEIC an amount equal to 30% of Draycott's sub-advisory fee revenues from Draycott's current mutual fund clients, net of fee waivers and expense reimbursements and reduced by certain commissions payable by Draycott to a marketing affiliate of NEIC, and 20% of Draycott's advisory fee revenues from certain other clients (subject to certain adjustments).

  As noted in Part II of this Proxy Statement, Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

NEIC, Cursitor Holdings and Draycott have all undertaken to use reasonable efforts to ensure satisfaction of the conditions of Section 15(f). It is not expected that compliance with condition (1) above will require any changes in the current composition of the Board of Trustees of the Trust.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders of the Draycott International Equity Series vote in favor of Proposal 2. In reaching this recommendation, the Trustees considered whether it was desirable for the Series to continue to receive day-to-day portfolio management services from Draycott following the proposed acquisition of Draycott by Cursitor Holdings. The Trustees considered extensive information concerning Draycott's investment approach, personnel, performance record and regulatory compliance experience. The Trustees were informed by Draycott and Cursitor Holdings that the acquisition of Draycott by Cursitor Holdings is not expected to result in any changes in Draycott's investment approach or in the portfolio management staff at Draycott. The Trustees also considered the brokerage practices of Draycott that are described in Section V of this Proxy Statement.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the Draycott International Equity Series approve Proposal 2 (the proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, to be effective upon the acquisition of Draycott by Cursitor Holdings). The required vote for Proposal 2 is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series.

  If Proposal 2 is not approved, the proposed new Sub-Advisory Agreement will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Series.

B. PROPOSAL 3--NEW SUB-ADVISORY AGREEMENT TO TAKE EFFECT UPON THE ACQUISITION
               OF CURSITOR HOLDINGS BY ALLIANCE CAPITAL MANAGEMENT L.P.

  Subsequent to the acquisition of the stock of Draycott by Cursitor Holdings, Cursitor Holdings is itself expected to be acquired by another firm, Alliance Capital Management L.P. ("Alliance"). Through a series of transactions (the "Cursitor/Alliance Transaction"), the stock of Cursitor Holdings and the assets of CHLP and certain international operations of Alliance will be contributed to Cursitor Alliance LLC, a newly formed limited liability corporation (the "LLC"). Alliance will own directly or indirectly 93% of the LLC. The Cursitor/Alliance Transaction is subject to the negotiation and execution of definitive agreements by the parties, and to the satisfaction of various other conditions. There is no assurance that the Cursitor/Alliance Transaction will in fact be consummated.

  If consummated, the Cursitor/Alliance Transaction will constitute a further change in control of Draycott, which will terminate the proposed Sub-Advisory Agreement between TNE Advisers and Draycott that is the subject of Proposal 2 above. Proposal 3 relates to a new Sub-Advisory Agreement between TNE Advisers and Draycott, to take effect upon the consummation of the Cursitor/Alliance Transaction. This new Sub-Advisory Agreement would be identical, except for its date, to the proposed Sub-Advisory Agreement that is the subject of Proposal 2 above.


  Alliance, a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $143 billion. Alliance Capital Management Corporation ("ACMC"), with offices at the same address, is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of September 30, 1995, Equitable, ACMC and Equitable Capital Management Corporation ("ECMC") owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"). ECMC is a wholly-owned subsidiary of Equitable. As of September 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively.

  AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations consist of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurance I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA, which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

  The address of Equitable, ECI and ECMC is 787 Seventh Avenue, New York, New York 10019. The addresses of the Mutuelles AXA are as follows: The address of each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is La Grande Arche, Paroi Nord, Paris La Defense, France; the address of each of Alpha Assurances Vie Mutuelle and Alpha Assurances I.A.R.D. Mutuelle is Tour Franklin 100-101 Terrasse Boildieu, Paris La Defense, France; and the address of Uni Europe Assurance Mutuelle is 24 Rue Drouot, Paris, France.

  Although a definitive agreement relating to the acquisition of Cursitor Holdings by Alliance has not yet been reached, it is anticipated that such agreement will provide that Cursitor Holdings and Alliance will undertake to use their best efforts to ensure satisfaction of the conditions of Section 15(f) of the 1940 Act with respect to the Draycott International Equity Series. It is not expected that such satisfaction will require any changes in the current composition of the Trust's Board of Trustees.

  TRUSTEES' RECOMMENDATION. With regard to Proposal 3, the Trustees considered the same factors as they considered in connection with their approval of the Sub-Advisory Agreement with Draycott that is the subject of Proposal 2. In addition, the Trustees were informed by Draycott, Cursitor Holdings and Alliance that the acquisition of Cursitor Holdings by Alliance is not expected to result in any changes in Draycott's investment approach or brokerage practices or in the portfolio management staff at Draycott.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the Draycott International Equity Series approve Proposal 3 (the proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, effective upon the acquisition of Cursitor Holdings by Alliance). The required vote for Proposal 3 is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of the Series are represented at the Meeting), or (2) more than 50% of the outstanding shares of the Series.

  The new Sub-Advisory Agreement that is the subject of Proposal 3 will not take effect unless both (1) the Sub-Advisory Agreement that is the subject of Proposal 2 has previously taken effect and (2) the proposed acquisition of Cursitor Holdings by Alliance occurs. If conditions (1) and (2) set forth in the preceding sentence have been fulfilled but shareholders do not approve Proposal 3, the proposed new Sub-Advisory Agreement that is the subject of Proposal 3 will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Series.

IV. APPROVAL OR DISAPPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS (ALGER EQUITY GROWTH SERIES ONLY)

  Proposals 4 and 5 relate, respectively, to a proposed new Advisory Agreement and Sub-Advisory Agreement for the Alger Equity Growth Series.

  EXISTING ADVISORY ARRANGEMENTS. TNE Advisers currently serves as investment adviser to the Alger Equity Growth Series under an Advisory Agreement that obligates TNE Advisers to provide the Series with both portfolio management services and administrative services, and obligates the Series to pay TNE Advisers a fee at the annual rate of 0.70% of the Series' average daily net assets. TNE Advisers has delegated to Alger Management its responsibility to provide portfolio management services to the Series, pursuant to a Sub-Advisory Agreement between TNE Advisers and Alger Management. The Sub-Advisory Agreement obligates Alger Management to manage the investment and reinvestment of the assets of the Series, and obligates TNE Advisers to pay Alger Management a fee at the annual rate of 0.45% of the first $10 million of the Series' average daily net assets, 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets, 0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million.


  PROPOSED NEW ARRANGEMENTS. The Trustees of the Trust have approved a new Advisory Agreement between the Alger Equity Growth Series and TNE Advisers (Proposal 4), and a related new Sub-Advisory Agreement between TNE Advisers and Alger Management (Proposal 5). The new Advisory and Sub-Advisory Agreements would take effect on May 1, 1996, and would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger Management effective as of such date. The annual rate of the fee payable by the Series to TNE Advisers under the new Advisory Agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. This fee rate is higher than that paid by most mutual funds, but is comparable to the rates paid by some mutual funds with similar objectives and policies. The annual rate of the fee payable by TNE Advisers to Alger Management under the new Sub-Advisory Agreement would be 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million.


  The following table summarizes the annualized expenses borne by the Alger Equity Growth Series in the period from October 31, 1994 (commencement of the Series' operations) to December 31, 1994, as well as such annualized expenses calculated on a pro forma basis assuming the proposed new Advisory Agreement had been in effect beginning October 31, 1994:

                                      ANNUAL OPERATING EXPENSES
                               (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                               DURING THE PERIOD FROM OCTOBER 31, 1994
                             (COMMENCEMENT OF THE SERIES' OPERATIONS) TO
                                          DECEMBER 31, 1994
                             ------------------------------------------------
                                    ACTUAL                   PRO FORMA
                                    ------                   ---------
Advisory Fees...............        0.70%                     0.75%

Other Expenses..............        0.15%*                    0.15%*
                                    ----                      ----
Total Series Operating Ex-
  penses....................        0.85%*                    0.90%*

----------------------------

* After giving effect to expense deferral arrangements (which are described in Part V of this Proxy Statement). Without giving effect to such arrangements, actual and pro forma Other Expenses would each be 2.04% and actual and pro forma Total Series Operating Expenses would be 2.74% and 2.79%, respectively.

  The foregoing table does not reflect expenses, including sales loads, that may be imposed by the separate accounts to which the Series offers its shares.

 EXAMPLE

  A $1,000 investment in the Series would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example (which give effect to the expense deferral arrangements described in the footnote to the preceding table) should not be regarded as predictions of future investment return or Series expenses, both of which will vary:


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Based on actual expenses incurred during the
  period from October 31, 1994 (commencement of
  the Series' operations) to December 31, 1994.  $8.68  $27.12  $47.14  $104.90

Based on pro forma expenses for the period from
  October 31, 1994 (commencement of the Series'
  operations) to December 31, 1994, assuming
  the proposed new Advisory Agreement had been
  in effect since October 31, 1994.............  $9.18  $28.70  $49.85  $110.78

  Because of expense deferral arrangements (which are described in Part V of this Proxy Statement), the Alger Equity Growth Series effectively paid no advisory fees to TNE Advisers for the period from October 31, 1994 (commencement of the Series' operations) to December 31, 1994. Without giving effect to such arrangements, if the proposed new Advisory Agreement had been in effect beginning October 31, 1994, the Alger Equity Growth Series would have paid $2,315 in advisory fees to TNE Advisers for such period, which is 3.765% more than the $2,231 in advisory fees that the Series would have paid for such period under the existing Advisory Agreement. TNE Advisers paid $1,434 in sub-advisory fees to Alger Management for such period. If the proposed new Sub-Advisory Agreement had been in effect beginning October 31, 1994, TNE Advisers would have paid this same amount in sub-advisory fees to Alger Management for such period.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders approve the proposed new Advisory and Sub-Advisory Agreements. In reaching this recommendation, the Trustees considered extensive information concerning Alger Management's investment approach, personnel, performance record and regulatory compliance experience. The Trustees considered Alger Management's policies with respect to the placing of portfolio transactions for the Series, including its practice of placing such transactions with a brokerage firm affiliated with Alger Management. (See Part V of this Proxy Statement for more information about these practices.) The Trustees also considered the levels of advisory fees paid by other funds with similar investment objectives, including the Trust's Venture Value Series, which commenced operations at the same time as the Alger Equity Growth Series, has a similar investment objective and pays an advisory fee of 0.75% per year of such Series' average daily net assets.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the Alger Equity Growth Series approve Proposal 4 (the proposed new Advisory Agreement between the Series and TNE Advisers) and Proposal 5 (the related Sub-Advisory Agreement between TNE Advisers and Alger Management). Although shareholders will vote separately on Proposals 4 and 5, the new Advisory and Sub-Advisory Agreements will not take effect unless shareholders approve both proposals. On each Proposal, the required vote is the lesser of (1) 67% of the shares of the Series represented at the Meeting, if more than 50% of the shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series.


  If Proposals 4 and 5 are not approved, the proposed new Advisory and Sub-Advisory Agreements will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Series.

V. ADDITIONAL INFORMATION REGARDING THE TRUST'S CURRENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS (ALL SERIES).

  ADVISORY STRUCTURE. Pursuant to separate Advisory Agreements, each dated October 31, 1994, TNE Advisers has agreed to manage the investment and reinvestment of assets of the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series. Pursuant to separate Advisory Agreements, each dated May 1, 1995, TNE Advisers has agreed to manage the investment and reinvestment of the assets of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Westpeak Value Growth, Loomis Sayles Avanti Growth, Westpeak Stock Index, Back Bay Advisors Managed and Loomis Sayles Small Cap Series. TNE Advisers has delegated certain of these responsibilities, including responsibility for determining what investments each such Series should purchase, hold or sell and for directing all trading for the Series' account, for each of the above Series, to sub-advisers under Sub-Advisory Agreements described below. Pursuant to an Advisory Agreement dated September 1, 1993, CGM has agreed to manage the investment and reinvestment of the assets of the Capital Growth Series.

  In each case, advisory services are provided subject to the supervision and control of the Trust's Trustees. Each Advisory Agreement also provides that the relevant investment adviser will furnish or pay the expenses of the applicable Series for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. TNE Advisers has subcontracted with New England Funds, L.P. to provide, at no extra cost to any of the Series that TNE Advisers advises, certain administrative services to the Series. CGM, in the case of the Capital Growth Series, has subcontracted with New England Funds, L.P. to provide such services for that Series, at no extra cost to the Series.

  Subject to the supervision of TNE Advisers, each sub-adviser, pursuant to Sub-Advisory Agreements dated either October 31, 1994 (in the case of the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series) or May 1, 1995 (in the case of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Westpeak Value Growth, Loomis Sayles Avanti Growth, Westpeak Stock Index, Back Bay Advisors Managed and Loomis Sayles Small Cap Series), manages the assets of its Series in accordance with the relevant Series' investment objective and policies and makes investment decisions for the relevant Series. The Series pay no direct fees to any of the sub-advisers.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of The New England. TNE Advisers acts as adviser to all of the Series except the Capital Growth Series. The Chairman and principal executive officer of TNE Advisers is Frederick K. Zimmermann; Mr. Zimmermann and John F. Guthrie, Jr. are the company's directors. Mr. Guthrie is Senior Vice President of TNE Advisers.
Mr. Zimmermann's principal occupations are as Executive Vice President and Chief Investment Officer of The New England, and Mr. Guthrie's principal occupation is as Vice President--Portfolio Strategy of The New England. The address of TNE Advisers and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT BACK BAY ADVISORS

  Back Bay Advisors is a limited partnership. Its sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEIC owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors acts as sub-adviser to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Back Bay Advisors Managed Series. Back Bay Advisors also provides short-term cash management services to the Draycott International Equity Series, as sub-adviser to Draycott. The principal executive officer of Back Bay Advisors is Charles T. Wallis, whose principal occupation is his position with Back Bay Advisors. The address of Back Bay Advisors, Back Bay Advisors, Inc., NEIC, NEIC Holdings, NEIC Inc. and Mr. Wallis is 399 Boylston Street, Boston, Massachusetts 02116.

  Back Bay Advisors acts as investment adviser to the following other mutual funds that have similar objectives to the Series listed below, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

                                        NET ASSETS OF
                                         OTHER FUND
                    OTHER FUND WITH     (IN MILLIONS)  ANNUAL           AVERAGE
     SERIES        SIMILAR OBJECTIVE     AT 9/30/95   FEE RATE     NET ASSET LEVELS
     ------     ----------------------  ------------- -------- -------------------------
 Back Bay       New England Cash            $650       0.425%  of the first $500 million
   Advisors       Management Trust--                   0.400%  of the next $500 million
   Money Market   Money Market Series                  0.350%  of the next $500 million
   Series                                              0.300%  of the next $500 million
                                                       0.250%  of amounts in excess
                                                               of $2 billion

                New England Cash            $ 57       0.425%  of the first $500 million
                  Management Trust--                   0.400%  of the next $500 million
                  U.S. Government                      0.350%  of the next $500 million
                  Series                               0.325%  of the next $500 million
                                                       0.300%  of amounts in excess
                                                               of $2 billion

 Back Bay       New England Bond            $215       0.500%  of the first $100 million
   Advisors       Income Fund                          0.375%  of amounts in excess
   Bond Income                                                 of $100 million
   Series

INFORMATION ABOUT LOOMIS SAYLES

  Loomis Sayles is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111.
Mr. Blanding's address is 595 Fifth Street West, Sonoma, California 95476. Loomis Sayles acts as sub-adviser to the Loomis Sayles Avanti Growth, Loomis Sayles Small Cap and Loomis Sayles Balanced Series.

  Loomis Sayles acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Series for which Loomis Sayles acts as sub-adviser, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                             NET ASSETS OF
                                              OTHER FUND
                           OTHER FUND WITH   (IN MILLIONS)  ANNUAL            AVERAGE
        SERIES            SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE      NET ASSET LEVELS
        ------           ------------------- ------------- --------      ----------------
Loomis Sayles Avanti     New England Capital     $148       0.75%   of the first $200 million
  Growth Series           Growth Fund                       0.70%   of the next $300 million
                                                            0.65%   of amounts in excess of
                                                                    $500 million

                         Loomis Sayles           $ 48       0.75%   of all assets
                          Growth Fund

Loomis Sayles Small Cap  New England Star        $440       0.55%   of the first $50 million(a)
  Series                  Advisers Fund*                    0.50%   of amounts in excess
                                                                    of $50 million(a)

                         Maxim Series--          $ 25       0.50%   of the first $10 million
                          Maxim Small                       0.40%   of the next $15 million
                          Cap Aggressive                    0.35%   of the next $75 million
                          Growth Fund*                      0.30%   of amounts in excess of
                                                                    $100 million

                         Loomis Sayles           $103       1.00%   of all assets
                          Small Cap Fund

Loomis Sayles Balanced   New England             $278       0.75%   of the first $200 million
  Series                  Balanced Fund                     0.70%   of the next $300 million
                                                            0.65%   of amounts in excess of
                                                                    $500 million

----------------------------

(a) Based on assets of the segment of the fund managed by Loomis Sayles ($105 million as of 9/30/95).

INFORMATION ABOUT WESTPEAK

  Westpeak is a limited partnership whose sole general partner is Westpeak Investment Advisors, Inc. ("Westpeak Inc."). Westpeak Inc. is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Westpeak. The principal executive officer of Westpeak is Gerald H. Scriver, whose principal occupation is his position with Westpeak. The address of Westpeak, Westpeak Inc. and Mr. Scriver is 1011 Walnut Street, Boulder, Colorado 80302. Westpeak acts as sub-adviser to the Westpeak Value Growth and Westpeak Stock Index Series.

  Westpeak acts as sub-adviser to New England Growth Opportunities Fund, a mutual fund that has a similar investment objective to the Westpeak Value Growth Series. For the sub-advisory services it provides to New England Growth Opportunities Fund, Westpeak receives compensation at the annual rate of 0.50% of the first $25 million of such fund's average net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million. The net assets of New England Growth Opportunities Fund at September 30, 1995 were $143 million.

INFORMATION ABOUT DRAYCOTT

  Draycott, formed in 1991, is a wholly-owned subsidiary of NEIC until its acquisition by Cursitor Holdings is consummated (see Part III of this Proxy Statement). Draycott acts as sub-adviser to the Draycott International Equity Series. Draycott's address is 8 City Road, London EC2Y 1HE, England. The names and principal occupations of Draycott's principal executive officer and directors are as follows:

                                                                      POSITION WITH
                                                                   DRAYCOTT; PRINCIPAL
  NAME                             ADDRESS                             OCCUPATION
  ----                             -------                         -------------------
Nicholas D.P. Carn           8 City Road,                          Chief Executive
                             London EC2Y 1HE,                      Officer, President,
                             England                               Chief Investment
                                                                   Officer and
                                                                   Director

Peter S. Voss                399 Boylston Street                   Director; Chief
                             Boston,                               Executive Officer
                             Massachusetts 02116                   and President of
                                                                   NEIC

Sherry Umberfield            399 Boylston Street                   Director; Executive
                             Boston,                               Vice President of
                             Massachusetts 02116                   NEIC

  Draycott acts as investment adviser (or sub-adviser, in the case of the fund marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Draycott International Equity Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                        NET ASSETS OF
                         OTHER FUND
   OTHER FUND WITH      (IN MILLIONS)  ANNUAL                AVERAGE
  SIMILAR OBJECTIVE      AT 9/30/95   FEE RATE           NET ASSET LEVELS
  -----------------     ------------- -------- ------------------------------------
Maxim Series Fund--         $ 63       0.60%   of the first $10 million
  Foreign Equity                       0.50%   of the next $40 million
  Portfolio*                           0.35%   of amounts in excess of $50 million

New England                 $268       0.80%   of the first $200 million
  International Equity                 0.75%   of the next $300 million
  Fund(a)                              0.70%   of amounts in excess of $500 million

----------------------------

(a) Draycott has voluntarily agreed to reduce its fees and, if necessary, assume expenses of this fund (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) to the annual rate of 1.75% of such fund's Class A average net assets, 2.50% of Class B and C average net assets and 1.00% of Class Y average net assets, until further notice to the fund.

INFORMATION ABOUT SALOMON BROTHERS ASSET MANAGEMENT INC

  Salomon Brothers Asset Management Inc ("SBAM") is a wholly-owned subsidiary of Salomon Inc. SBAM acts as sub-adviser to the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series. The address of SBAM and Salomon Inc is 7 World Trade Center, New York, New York 10048. The names and principal occupations of SBAM's principal executive officers and directors are as follows:

                                                                 POSITION WITH SBAM;
                                                                      PRINCIPAL
      NAME                        ADDRESS                            OCCUPATION
      ----                        -------                        -------------------
Thomas Wise Brook         7 World Trade Center,                  Chairman and Chief
                          New York, New York 10048               Executive Officer

Rodney B. Berens          111 Buckingham Palace                  Director; Managing
                          Road, London SW2W OSB,                 Director, Salomon
                          England                                Brothers Inc

Michael S. Hyland         7 World Trade Center,                  President;
                          New York, New York 10048               Director; Managing
                                                                 Director,
                                                                 Salomon Brothers
                                                                 Inc

James J. Lee              7 World Trade Center,                  Director; Director,
                          New York, New York 10048               Salomon Brothers
                                                                 Inc

Vilas Gadkari             111 Buckingham Palace                  Director; Chief
                          Road, London SW2W OSB,                 Investment Officer,
                          England                                Salomon Brothers
                                                                 Asset Management
                                                                 Limited

  SBAM acts as investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Series listed below, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

                                   NET ASSETS OF
                                    OTHER FUND
                 OTHER FUND WITH   (IN MILLIONS)  ANNUAL           AVERAGE
   SERIES       SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE     NET ASSET LEVELS
   ------       -----------------  ------------- -------- -------------------------
Salomon        NASL U.S.               $212       0.225%  of the first $200 million
  Brothers     Government                         0.150%  of the next $300 million
  U.S.         Securities Trust*                  0.100%  of amounts in excess of
  Government                                              $500 million
  Series

               The Salomon               $2       0.225%  of the first $150 million
               Brothers/JNL U.S.                  0.175%  of the next $150 million
               Government Quality                 0.150%  of the next $200 million
               Bond Series*                       0.100%  of amounts in excess of
                                                          $500 million

               NAF U.S. Government     $111       0.225%  of the first $200 million
               Securities Fund*                   0.150%  of the next $300 million
                                                  0.100%  of amounts in excess of
                                                          $500 million

               Salomon Brothers         $10        0.37%  of all assets
               U.S. Government
               Income Fund

Salomon        NASL Strategic Bond     $102        0.35%  of the first $50 million
  Brothers     Trust*                              0.30%  of the next $150 million
  Strategic                                        0.25%  of the next $300 million
  Bond                                             0.20%  of amounts in excess of
  Opportunities                                           $500 million
  Series

               The Salomon               $5       0.375%  of the first $50 million
               Brothers/JNL Global                0.350%  of the next $100 million
               Bond Series*                       0.300%  of the next $350 million
                                                  0.200%  of amounts in excess of
                                                          $500 million

               NAF Strategic            $43        0.35%  of the first $50 million
               Income Fund*                        0.30%  of the next $100 million
                                                   0.25%  of the next $350 million
                                                   0.20%  of amounts in excess of
                                                          $500 million

               Salomon Brothers         $11        0.78%  of all assets
               Strategic Bond Fund


  In connection with SBAM's services as sub-adviser to the Strategic Bond Opportunities Series, and pursuant to the Sub-Advisory Agreement for such Series, SBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), acts as sub-adviser to SBAM in connection with currency transactions and investments in non-U.S.-dollar denominated debt securities for the benefit of the Series. For these services, SBAM is obligated, pursuant to such Sub-Advisory Agreement, to pay to SBAM Limited one-third of the compensation that

SBAM receives for acting as sub-adviser to the Series. SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is a direct, wholly-owned subsidiary of Salomon Inc. SBAM Limited provides similar sub-advisory services to each of the funds listed in the preceding table; in each such case, SBAM compensates SBAM Limited for such services by paying to SBAM Limited the product of (i) the fee payable under SBAM's management agreement with such fund, multiplied by (ii) the ratio of (x) the portion of the assets of such fund that SBAM Limited has been delegated to manage, to (y) the current value of the net assets of such fund.

  The address of SBAM Limited is 111 Buckingham Palace Road, London SW2W OSB, England. The address of Salomon Brothers Holding Company Inc is 7 World Trade Center, New York, New York 10048. The names and principal occupations of SBAM Limited's principal executive officer and directors are as follows:

                                               POSITION WITH SBAM
                                               LIMITED; PRINCIPAL
        NAME                  ADDRESS              OCCUPATION
        ----         ------------------------- -------------------
  Michael S. Hyland  7 World Trade Center      Chairman and
                     New York, New York 10048  Director; Managing
                                               Director, Salomon
                                               Brothers Inc

  Vilas Gadkari      111 Buckingham Palace     Chief Investment
                     Road,                     Officer and
                     London SW2W OSB England   Director

  Joseph McDevitt    111 Buckingham Palace     Chief Operating
                     Road,                     Officer and
                     London SW2W OSB, England  Director

INFORMATION ABOUT DAVIS SELECTED ADVISORS, L.P.

  Davis Selected Advisers, L.P. ("Davis Selected") is a limited partnership. Venture Advisers, Inc., the sole general partner of Davis Selected, is controlled by Shelby M.C. Davis, who is the Chief Executive Officer of Davis Selected and whose principal occupation is his position with Davis Selected. The address of Davis Selected, Venture Advisers, Inc. and Mr. Davis is 124 East Marcy Street, Santa Fe, New Mexico 87501. Davis Selected acts as sub-adviser to the Venture Value Series.

  Davis Selected acts as investment adviser (or sub-adviser, in the case of the fund marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Venture Value Series, for compensation at the annual fees rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                          NET ASSETS OF
                           OTHER FUND
    OTHER FUND WITH       (IN MILLIONS)    ANNUAL             AVERAGE
   SIMILAR OBJECTIVE       AT 9/30/95     FEE RATE       NET ASSET LEVELS
   -----------------      -------------   --------   -------------------------
Davis New York               $1,780        0.75%     of the first $250 million
 Venture Fund                              0.65%     of the next $250 million
                                           0.55%     of amounts in excess of
                                                     $500 million

SunAmerica Series Trust      $  125        0.45%     of the first $100 million
 New York Venture                          0.40%     of the next $400 million
 Portfolio Series*                         0.35%     of amounts in excess of
                                                     $500 million

INFORMATION ABOUT ALGER MANAGEMENT

  Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, own approximately 53% and 17%, respectively, of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. The principal executive officer of Alger Management is its President, David D. Alger, whose principal occupation is his position with Alger Management. The directors of Alger Management are Fred M. Alger III, David D. Alger and Gregory S. Duch. Fred M. Alger III's principal occupation is Chairman of the Board of Alger Management. Mr. Duch's principal occupation is Executive Vice President of Alger Management. The address of Alger Management, Alger Associates, Inc., Fred M. Alger III and David D. Alger is 75 Maiden Lane, New York, New York 10038. The address of Fred Alger & Company, Incorporated and Mr. Duch is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Management acts as sub-adviser to the Alger Equity Growth Series.

  Alger Management acts as investment adviser to the following other mutual funds that have similar investment objectives to the Alger Equity Growth Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                  NET ASSETS OF
                                   OTHER FUND
        OTHER FUND WITH           (IN MILLIONS)  ANNUAL      AVERAGE
       SIMILAR OBJECTIVE           AT 9/30/95   FEE RATE NET ASSET LEVELS
       -----------------          ------------- -------- ----------------
The Alger Fund--Growth Portfolio      $147       0.75%    of all assets

The Alger American Fund--Growth
 Portfolio                            $355       0.75%    of all assets

The Alger Defined Contribution
 Trust--Growth Portfolio              $ 14       0.75%    of all assets


INFORMATION ABOUT CGM

  CGM is a limited partnership organized on December 7, 1989. Its operations are governed by a Second Amended and Restated Limited Partnership Agreement, dated as of June 23, 1993 (the "Second Partnership Agreement"). CGM acts as investment adviser to the Capital Growth Series.

  CGM's sole general partner, Kenbob, Inc. ("Kenbob"), is a corporation controlled equally by G. Kenneth Heebner and Robert L. Kemp. Messrs. Heebner and Kemp are employees of CGM. Messrs. Heebner and Kemp are the Directors of Kenbob and also serve as its Chairman and President, respectively. As of September 30, 1995, NEIC owned a 54% limited partnership interest in CGM. The Second Partnership Agreement provides for the sale of part of NEIC's interest in CGM to Kenbob in annual increments. The address of CGM and Kenbob is One International Place, Boston, Massachusetts 02110.

  CGM acts as investment adviser to the following other mutual funds that have similar investment objectives to the Capital Growth Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                              NET ASSETS OF
                               OTHER FUND
      OTHER FUND WITH         (IN MILLIONS)  ANNUAL           AVERAGE
     SIMILAR OBJECTIVE         AT 9/30/95   FEE RATE     NET ASSET LEVELS
     -----------------        ------------- -------- -------------------------
New England Growth Fund          $1,209       0.75%  of the first $200 million
                                              0.70%  of the next $300 million
                                              0.65%  of amounts in excess of
                                                     $500 million

New England Variable Annuity     $   61      0.3066% of all assets
 Fund I

CGM Capital Development Fund     $  502       0.75%  of the first $200 million
                                              0.70%  of the next $300 million
                                              0.65%  of amounts in excess
                                                     of $500 million

  ADVISORY FEES. Each Series pays its adviser, TNE Advisers (or CGM in the case of the Capital Growth Series), compensation at the annual percentage rates of the corresponding levels of that Series' average daily net asset values set forth in the following table:

                                          ANNUAL      AVERAGE DAILY NET ASSET
                SERIES                   FEE RATES          VALUE LEVELS
                ------                   ---------    -----------------------
Back Bay Advisors                          0.35%    of the first $500 million
 Money Market Series                       0.30%    of the next $500 million
                                           0.25%    of amounts in excess of $1
                                                    billion

Back Bay Advisors Bond                     0.40%    of the first $400 million
 Income Series                             0.35%    of the next $300 million
                                           0.30%    of the next $300 million
                                           0.25%    of amounts in excess of $1
                                                    billion

Capital Growth Series                      0.70%    of the first $200 million
                                           0.65%    of the next $300 million
                                           0.60%    of amounts in excess of $500
                                                      million

Westpeak Value Growth                      0.70%    of the first $200 million
 Series                                    0.65%    of the next $300 million
                                           0.60%    of amounts in excess of $500
                                                    million

Loomis Sayles Avanti                       0.70%    of the first $200 million
 Growth Series                             0.65%    of the next $300 million
                                           0.60%    of amounts in excess of $500
                                                    million

Westpeak Stock Index Series                0.25%    of all assets

Back Bay Advisors Managed Series           0.50%    of all assets

Loomis Sayles Small Cap Series             1.00%(a) of all assets

Loomis Sayles Balanced Series              0.70%    of all assets

Draycott International Equity Series       0.90%(a) of all assets

Salomon Brothers U.S. Government Series    0.55%    of all assets

Salomon Brothers Strategic Bond            0.65%    of all assets
 Opportunities Series

Venture Value Series                       0.75%(a) of all assets

Alger Equity Growth Series                 0.70%    of all assets

----------------------------

(a) This fee rate is higher than that paid by most mutual funds, but is comparable to the rates paid by some other mutual funds with similar investment objectives and policies.

  SUB-ADVISORY FEES. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the following Series:

                                  ANNUAL PERCENTAGE
                                     RATES PAID
                                       BY TNE
                                   ADVISERS TO THE
                                     RESPECTIVE       AVERAGE DAILY NET ASSET
             SERIES                 SUB-ADVISERS            VALUE LEVELS
             ------               -----------------   -----------------------
Back Bay Advisors Money Market         0.15%        of the first $100 million
 Series                                0.10%        of amounts in excess of $100
                                                    million

Back Bay Advisers Bond Income          0.25%        of the first $50 million
 Series                                0.20%        of the next $200 million
                                       0.15%        of amounts in excess of $250
                                                    million

Westpeak Value Growth Series           0.50%        of the first $25 million
                                       0.40%        of the next $75 million
                                       0.35%        of the next $100 million
                                       0.30%        of amounts in excess of $200
                                                    million

Loomis Sayles Avanti Growth            0.50%        of the first $25 million
 Series                                0.40%        of the next $75 million
                                       0.35%        of the next $100 million
                                       0.30%        of amounts in excess of $200
                                                    million

Westpeak Stock Index Series            0.10%        of all assets

Back Bay Advisors Managed Series       0.25%        of the first $50 million
                                       0.20%        of amounts in excess of $50
                                                    million

Loomis Sayles Small Cap Series         0.55%        of the first $25 million
                                       0.50%        of the next $75 million
                                       0.45%        of the next $100 million
                                       0.40%        of amounts in excess of $200
                                                    million

Loomis Sayles Balanced Series          0.50%        of the first $25 million
                                       0.40%        of the next $75 million
                                       0.30%        of amounts in excess of $100
                                                    million

Draycott International Equity          0.75%        of the first $10 million
 Series                                0.60%        of the next $40 million
                                       0.45%        of amounts in excess of $50
                                                    million

Salomon Brothers U.S. Government       0.225%       of the first $200 million
 Series                                0.150%       of the next $300 million
                                       0.100%       of amounts in excess of $500
                                                    million

Salomon Brothers Strategic Bond        0.35%        of the first $50 million
 Opportunities Series                  0.30%        of the next $150 million
                                       0.25%        of the next $300 million
                                       0.20%        of amounts in excess of $500
                                                    million

Venture Value Series                   0.45%        of the first $100 million
                                       0.40%        of the next $400 million
                                       0.35%        of amounts in excess of $500
                                                    million

Alger Equity Growth Series             0.45%        of the first $10 million
                                       0.40%        of the next $90 million
                                       0.35%        of the next $150 million
                                       0.30%        of the next $250 million
                                       0.25%        of amounts in excess of $500
                                                    million

  The advisory and sub-advisory fee rates applicable to the Alger Equity Growth Series are proposed to be changed effective May 1, 1996. See Part IV of this Proxy Statement.

  Prior to May 1, 1995, the sub-advisers to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed, Loomis Sayles Avanti Growth, Loomis Sayles Small Cap, Westpeak Value Growth and Westpeak Stock Index Series served as the advisers to those Series under Advisory Agreements providing the same fee rates as in the current Advisory Agreements between those Series and TNE Advisers. The Advisory Agreements and Sub-Advisory Agreements for each of those Series are dated May 1, 1995, were approved by the Trustees of the Trust on January 27, 1995 and were last submitted to a shareholder vote on April 10, 1995, in connection with the initial approval of such agreements.

  The Advisory and Sub-Advisory Agreements for the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series are each dated October 31, 1994, were approved by the Trustees of the Trust on October 28, 1994 and were approved by a consent of the initial shareholder of those Series on October 28, 1994 in connection with the initial approval of such agreements.

  The Advisory Agreement for the Capital Growth Series is dated September 1, 1993 and was last approved by shareholders on July 14, 1993 in connection with a change in control of CGM. The Trustees of the Trust approved the continuation of this agreement on May 31, 1995.

  The Trustees of the Trust approved each of the new Advisory and Sub-Advisory Agreements that are the subjects of Proposals 1 through 5 on November 13, 1995.


  For the fiscal year ended December 31, 1994, the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Back Bay Advisors Managed Series paid advisory fees of $231,326, $515,084 and $613,249, respectively, to Back Bay Advisors; the Westpeak Value Growth and Westpeak Stock Index Series paid advisory fees of $111,827 and $77,350, respectively, to Westpeak; and the Loomis Sayles Avanti Growth Series paid advisory fees of $132,596 to Loomis Sayles. None of the Series listed in the preceding sentence paid any advisory fees for the fiscal year ended December 31, 1994 to TNE Advisers, which did not act as adviser to any of such Series prior to 1995. For the fiscal year ended December 31, 1994, the Capital Growth Series paid advisory fees of $4,396,663 to CGM. After giving effect to expense agreements, for the period from May 1, 1994 (commencement of operations) to December 31, 1994, the Loomis Sayles Small Cap Series paid no advisory fees to Loomis Sayles. Without giving effect to such agreements, the

Loomis Sayles Small Cap Series would have paid $13,485 in advisory fees to Loomis Sayles for such period. The Loomis Sayles Small Cap Series paid no advisory fees for this period to TNE Advisers, which did not act as this Series' adviser prior to 1995. After giving effect to expense deferral arrangements, for the period from October 31, 1994 (commencement of operations) to December 31, 1994, the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series paid no advisory fees to TNE Advisers. Without giving effect to such arrangements, these Series would have paid $8,151, $11,312, $6,163, $6,799, $9,339 and $2,231, respectively, in advisory fees to TNE Advisers for such period.

  EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Agreement in effect beginning November 1, 1994 between the Trust and TNE Advisers pertaining to the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series, which agreement TNE Advisers may terminate at any time, TNE Advisers has agreed to pay the expenses of each such Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of stated expense limits, which limits vary from Series to Series, subject to the obligation of such Series to repay such amounts to TNE Advisers in future years, if any, when the particular Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to that Series in a subsequent year to the extent that it does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. Under the Expense Deferral Agreement, TNE Advisers has agreed to defer such expenses in excess of the following stated expense limits: Loomis Sayles Balanced Series, 0.85% of net assets; Draycott International Equity Series, 1.30% of net assets; Salomon Brothers U.S. Government Series, 0.70% of net assets; Salomon Brothers Strategic Bond Opportunities Series, 0.85% of net assets; Venture Value Series, 0.90% of net assets; Alger Equity Growth Series, 0.85% of net assets (which amount is scheduled to increase to 0.90% of net assets on January 1, 1996). TNE Advisers may at any time terminate its obligations to bear future expenses of any Series, but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit.

  VOLUNTARY EXPENSE AGREEMENT. Pursuant to a voluntary expense agreement pertaining to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed, Westpeak Stock Index, Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Value Growth Series, TNE Advisers bears the expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series (except the Loomis Sayles Small Cap Series) in excess of 0.15% of the respective Series' average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears expenses of the Series (other than brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.00% of the Series' average daily net assets. Similar voluntary expense agreements by The New England have been in effect with respect to the Capital Growth Series since November 1, 1994 and were in effect with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 through April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Value Growth Series from December 1, 1994 through April 30, 1995. As a result of the voluntary expense agreements (and assuming the Series incur the same level of advisory fees as in 1994 and no taxes, interest or extraordinary expenses), the Series' expense ratios during the continuation of the voluntary expense agreements are expected to be:

                                                      TOTAL EXPENSE RATIO UNDER
                 SERIES                             VOLUNTARY EXPENSE AGREEMENT
                 ------                              ---------------------------
 Capital Growth Series..............................            0.70%
 Back Bay Advisors Money Market Series..............            0.50%
 Back Bay Advisors Bond Income Series...............            0.55%
 Back Bay Advisors Managed Series...................            0.65%
 Westpeak Value Growth Series.......................            0.85%
 Westpeak Stock Index Series........................            0.40%
 Loomis Sayles Small Cap Series.....................            1.00%
 Loomis Sayles Avanti Growth Series.................            0.85%

  The current voluntary expense agreements may be prospectively discontinued by TNE Advisers or The New England, as the case may be, at any time. Prior to November 1, 1994, the Series that are now subject to the current voluntary expense agreements benefited from an Expense Agreement between the Trust and The New England. Under that agreement, The New England paid the charges and expenses of preparing, printing and distributing prospectuses and reports to shareholders, custodial and transfer agent charges and expenses, legal, auditing and accounting fees, and the expenses of shareholders' and Trustees' meetings.

  OTHER PROVISIONS OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. Each Advisory and Sub-Advisory Agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Series and (ii) by vote of a majority of the Trustees who are not interested persons of (i) the Trust or
(ii) the applicable Series' investment adviser or sub-adviser. Any amendment to any Advisory or Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the applicable Series and by vote of a majority of the Trustees who are not interested persons of (i) the Trust or (ii) the applicable Series' investment adviser or sub-adviser. Each Advisory Agreement may be terminated without penalty by the Trustees or by the shareholders of the applicable Series upon sixty days' written notice, or by the applicable Series' investment adviser upon ninety days' written notice, and each terminates automatically in the event of its assignment. Each Sub-Advisory Agreement may be terminated without penalty by the Trustees or by the shareholders of the applicable Series upon sixty days' written notice, or upon sixty days' (ninety days', in the case of certain Series) written notice by the relevant sub-adviser or (if approved by the Trustees) by TNE Advisers, and each terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement for the relevant Series. Each Advisory Agreement will automatically terminate if the Trust shall at any time be required by New England Securities, which is a wholly-owned subsidiary of The New England, to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Series and by a majority of the Trustees who are not interested persons of (i) the Trust or
(ii) the applicable Series' investment adviser. In addition, each Sub-Advisory Agreement will automatically terminate if the relevant Series shall at any time be required by the sub-adviser to eliminate all reference to the name of the sub-adviser in the name of such Series, unless the continuance of the Sub-Advisory Agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Series and by a majority of the Trustees who are not interested persons of the Trust or the sub-adviser.

  Each Advisory Agreement provides that if the total ordinary business expenses of a particular Series for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Series are qualified for sale, the applicable Series' investment adviser shall pay such excess. Each Advisory Agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Series or for the Trust, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

  As required by state insurance licensing authorities, each Series' investment adviser has also undertaken, separately from the Advisory Agreements, to be liable for negligence in the performance of any administrative services with respect to the Trust which are supplemental to their management of the investment and reinvestment of that Series' assets.


  Each Advisory and Sub-Advisory Agreement provides that the relevant investment adviser or sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

INFORMATION ABOUT CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following table lists persons who are officers or Trustees of the Trust and are also officers, directors, employees or shareholders of the advisers and sub-advisers to the Series listed below:

NAME                     ADVISER OR SUB-ADVISER
----                     ----------------------
Frederick K. Zimmermann  TNE Advisers
John F. Guthrie, Jr.     TNE Advisers
Beverly J. DeWitt        TNE Advisers, Westpeak
Alan C. Leland, Jr.      TNE Advisers
Robert J. Blanding       Loomis Sayles
Meri Ann Beck            Loomis Sayles
Scott S. Pape            Loomis Sayles
Jeffrey C. Petherick     Loomis Sayles
Mary C. Champagne        Loomis Sayles
Richard W. Hurckes       Loomis Sayles
Douglas D. Ramos         Loomis Sayles
G. Kenneth Heebner       CGM
Robert L. Kemp           CGM
Gerald H. Scriver        Westpeak
Phillip J. Cooper        Westpeak
Charles T. Wallis        Back Bay Advisors
Harold B. Bjornson       Back Bay Advisors
Catherine L. Bunting     Back Bay Advisors
J. Scott Nicholson       Back Bay Advisors
Peter Palfrey            Back Bay Advisors


  PORTFOLIO TRANSACTIONS AND BROKERAGE. Some of the Trust's portfolio transactions are placed with brokers and dealers who provide the investment advisers or sub-advisers with supplementary investment and statistical information or furnish market quotations to the Trust or other investment companies advised by the investment advisers or sub-advisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or sub-advisers. The services may also be used by the investment advisers or sub-advisers in connection with their other advisory accounts and in some cases may not be used with respect to the Trust.

  Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; Certain Portfolio Transactions of the Back Bay Advisors Managed and Loomis Sayles Balanced Series. It is expected that the portfolio transactions of the Back Bay Advisors Money Market Series and the Back Bay Advisors Bond Income Series, and portfolio transactions of the Back Bay Advisors Managed Series and the Loomis Sayles Balanced Series in bonds, notes and money market instruments, will generally be with issuers or dealers on a net basis without a stated commission.

  Capital Growth Series, Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Back Bay Advisors Managed Series (Common Stock Transactions), Loomis Sayles Balanced Series (Common Stock Transactions), Draycott International Equity Series, Venture Value Series and Alger Equity Growth Series. In placing orders for the purchase and sale of portfolio securities, CGM, in the case of the Capital Growth Series, Loomis Sayles, in the case of the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series and the Loomis Sayles Balanced Series, Back Bay Advisors, in the case of investments in common stocks by the Back Bay Advisors Managed Series, Draycott, in the case of the Draycott International Equity Series, Davis Selected, in the case of the Venture Value Series, and Alger Management, in the case of the Alger Equity Growth Series, each selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Series' advisers or sub-advisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Capital Growth Series, Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Back Bay Advisors Managed Series, Draycott International Equity Series, Venture Value Series and Alger Equity Growth Series will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Westpeak Value Growth Series, Westpeak Stock Index Series, Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series. In placing orders for the purchase and sale of securities, Westpeak, in the case of the Westpeak Value Growth Series and the Westpeak Stock Index Series, and SBAM, in the case of the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series, always seek best execution. Westpeak and SBAM each selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak or SBAM will each use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak or SBAM may cause the Series they manage to pay a broker-dealer that provides brokerage and research services to Westpeak or SBAM an amount of commission for effecting a securities transaction for a Series in excess of the amount another broker-dealer would have charged for effecting that transaction. Westpeak or SBAM, as the case may be, must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's or SBAM's overall responsibilities to the Series and its other clients. Westpeak's or SBAM's authority to cause the Series it manages to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

  BROKERAGE TRANSACTIONS WITH AFFILIATES. A Series may pay brokerage commissions to an affiliated broker for acting as the respective Series' agent on purchases and sales of securities for the portfolio of the Series. Securities and Exchange Commission rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. The Alger Equity Growth Series paid $2,452 in brokerage commissions to Fred Alger & Company, Incorporated, an affiliated broker, for the period from October 31, 1994 (commencement of operations) to December 31, 1994, representing substantially all of that Series' aggregate brokerage commissions for such period.

VI. OTHER MATTERS

  The number of shares of beneficial interest of each Series issued and outstanding as of the Record Date are as follows:

                                                           SHARES OUTSTANDING ON
                          SERIES                                RECORD DATE
                          ------                           ---------------------
Back Bay Advisors Money Market Series.....................       872,603.992
Back Bay Advisors Bond Income Series......................     1,374,423.674
Back Bay Advisors Managed Series..........................       877,295.743
Capital Growth Series.....................................     2,128,806.131
Loomis Sayles Avanti Growth Series........................       311,191.736
Loomis Sayles Small Cap Series............................       190,903.167
Loomis Sayles Balanced Series.............................     1,296,282.761
Westpeak Stock Index Series...............................       568,148.109
Westpeak Value Growth Series..............................       304,758.913
Draycott International Equity Series......................     1,282,730.210
Salomon Brothers U.S. Government Series...................       550,328.460
Salomon Brothers Strategic Bond Opportunities Series......       657,210.650
Venture Value Series......................................     2,130,248.734
Alger Equity Growth Series................................     2,578,107.108
                                                              --------------
    TOTAL.................................................    15,123,039.389


  As of the Record Date, the following person owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Series, representing the indicated percentage of the outstanding shares of such Series: Virginia G. Hawkins (2901 Middlebert Rd, West Bloomfield, MI)--33,534.605 (6.1%) of Salomon Brothers U.S. Government Series.


  As of the Record Date, all of the shares of each Series were owned of record by either: (1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of New England Variable Life Insurance Company ("NEVLICO"), a wholly-owned life insurance subsidiary of The New England; (2) The New England Variable Account, a separate account of The New England; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NEVLICO; or (4) certain separate accounts of The New England established for the pooling of contributions under certain tax-qualified group annuity contracts ("Group Separate Accounts"). The shares and percentage of each Series held by these entities is set forth below:

                                                   SHARES                                       SHARES
                                                   OWNED                                       OWNED BY
                           SHARES                    BY                                        THE NEW
                          OWNED BY                THE NEW              SHARES OWNED           ENGLAND'S
                            NEVL        % OF      ENGLAND       % OF      BY NEVA      % OF     GROUP      % OF
                          SEPARATE      OUT-      VARIABLE      OUT-     SEPARATE      OUT-    SEPARATE    OUT-
        SERIES             ACCOUNT    STANDING    ACCOUNT     STANDING    ACCOUNT    STANDING  ACCOUNTS  STANDING
        ------          ------------- -------- -------------- -------- ------------- -------- ---------- --------
Back Bay Advisors         197,160.365   22.6      636,449.600   72.9      38,994.027    4.5          --     --
 Money Market Series

Back Bay Advisors         252,569.318   18.4    1,100,039.305   80.0      21,815.051    1.6          --     --
 Bond Income Series

Back Bay Advisors         142,283.845   16.2      735,011.898   83.8               0    0.0          --     --
 Managed Series

Capital Growth Series   1,036,835.292   48.7    1,091,970.839   51.3               0    0.0          --     --

Loomis Sayles Avanti      112,692.607   36.2      185,409.078   59.6      13,068.589    4.2       21.462   0.0
 Growth Series

Loomis Sayles Small        56,773.203   29.7      117,702.403   61.7      16,353.328    8.6       74.233   0.0
 Cap Series

Loomis Sayles              28,956.053    2.2      981,376.198   75.7     279,202.247   21.6    6,748.263   0.5
 Balanced Series

Westpeak Stock Index      202,383.867   35.6      365,764.242   64.4               0    0.0          --     --
 Series

Westpeak Value             78,582.793   25.8      204,486.336   67.1      21,667.795    7.1       21.989   0.0
 Growth Series

Draycott International     80,966.006    6.3    1,012,443.828   79.0     188,614.767   14.7      705.609   0.0
 Equity Series

Salomon Brothers U.S.               0    0.0      390,173.133   70.9     160,155.327   29.1            0   0.0
 Government Series

Salomon Brothers                    0    0.0      521,598.066   79.3     128,551.352   19.6    7,061.231   1.1
 Strategic Bond
 Opportunities Series

Venture Value Series      210,439.828    9.9    1,677,314.292   78.7     242,451.315   11.4       43.299   0.0

Alger Equity Growth       325,056.142   12.6    1,992,157.736   77.3     260,577.187   10.1      316.043   0.0
 Series
                        -------------          --------------          -------------          ----------
 Totals                 2,724,699.319          11,011,896.954          1,371,450.985          14,992.129


  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (i) variable life insurance contracts offered by NEVLICO and (ii) certain variable annuity contracts issued by The New England or NEVLICO. All shares of the Trust owned by NEVLICO are attributable to the variable life insurance policies and variable annuity contracts issued by NEVLICO or to charges assessed by NEVLICO against those policies and contracts. NEVLICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NEVLICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. All shares of the Trust held by The New England Variable Account are attributable to variable annuity contracts issued by The New England or to charges assessed by The New England against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct The New England as to how to vote the shares of the Trust attributable to such contract. All shares of the Trust attributable to variable life insurance policies and variable annuity contracts for which no Owner instructions have been received by NEVLICO and all shares of the Trust attributable to charges assessed by NEVLICO against those policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NEVLICO. All shares of the Trust held in The New England Variable Account for which no Contractholder instructions have been received by The New England and any shares of the Trust attributable to charges assessed by The New England against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by The New England. All shares of the Trust held by The New England's Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the aggregate of (i) all shares for which voting instructions are received and (ii) all other shares that are voted in proportion to such voting instructions.

  Fifty percent of the shares of each Series outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to Proposals 1, 2, 3, 4 and 5. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. With respect to all Proposals, shares as to which the proxies are instructed to abstain from voting will have the effect of a negative vote on the proposal.

  In the event that a quorum is not present for purposes of acting on any Proposal, or sufficient votes in favor of any Proposal with respect to any Series are not received by December 28, 1995, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 through 5. They will vote against any such adjournment those proxies required to be voted against any of Proposals 1 through 5 and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 through 5 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

November 20, 1995

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                     TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs that all shares of any series (each a "Series," and collectively, the "Series") of New England Zenith Fund (the "Fund") deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on December 28, 1995 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice set forth below:

--------------------------------------------------------------------------------

     IF YOU WISH TO VOTE BY TELEPHONE, PLEASE SEE THE INSTRUCTIONS BELOW.

--------------------------------------------------------------------------------

PERSONAL IDENTIFICATION                                  Signature(s)
       NUMBER
                                                 -------------------------------

                                                 -------------------------------

       +++                   +++            Dated                         , 1995
       +                       +                 -------------------------

                                            NOTE: Please sign exactly as your
                                            name appears on this card. All joint
       +                       +            owners should sign. When signing as
       +++                   +++            executor, administrator, attorney,
                                            trustee or guardian or as custodian
                                            for a minor, please give full title
                                            as such. If a corporation, please
                                            sign in full corporate name and
                                            indicate the signer's office. If a
                                            partner, sign in the partnership
                                            name.

                         ***PLEASE SEE REVERSE SIDE***


                         TELEPHONE VOTING INSTRUCTIONS

Dear Contractholder:

Your vote is important. We have provided an automated telephone voting option which you may access 24 hours a day by dialing 800-842-7629 on a touch tone telephone and keying in your PERSONAL IDENTIFICATION NUMBER.

HOWEVER, if you wish to vote in favor of some proposals and against or abstain on others, you must do so by signing the enclosed Instruction Form and returning it in the envelope provided.

After dialing 800-842-7629, you will hear the following instructions:

    Please enter your 8-digit Personal Identification Number: Which is ________

    Press 1 to vote for all items as recommended by the Board of Trustees or press 9 if you wish to vote against all the Board of Trustees' recommendations.

Once this is completed, the telephone voting option will automatically hang up and your vote will be cast as you directed. THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION FORM.

Thank you for voting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE ITEMS BELOW PERTAINING TO THE RELEVANT SERIES

--------------------------------------------------------------------------------

1. (With respect to all Series) To approve new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be identical in substance to the investment advisory arrangements in effect for the Series immediately prior to such merger.

                                                     FOR   AGAINST  ABSTAIN

         Back Bay Advisors Money Market Series       [_]     [_]      [_]   (1)

         Back Bay Advisors Bond Income Series        [_]     [_]      [_]   (2)

         Back Bay Advisors Managed Series            [_]     [_]      [_]   (3)

         Capital Growth Series                       [_]     [_]      [_]   (4)

         Loomis Sayles Avanti Growth Series          [_]     [_]      [_]   (5)

         Loomis Sayles Small Cap Series              [_]     [_]      [_]   (6)

         Loomis Sayles Balanced Series               [_]     [_]      [_]   (7)

         Westpeak Value Growth Series                [_]     [_]      [_]   (8)

         Westpeak Stock Index Series                 [_]     [_]      [_]   (9)

         Draycott International Equity Series        [_]     [_]      [_]   (10)

         Salomon Brothers U.S. Government Series     [_]     [_]      [_]   (11)

         Salomon Brothers Strategic Bond
          Opportunities Series                       [_]     [_]      [_]   (12)

         Venture Value Series                        [_]     [_]      [_]   (13)

         Alger Equity Growth Series                  [_]     [_]      [_]   (14)


2. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement between TNE Advisers, Inc. ("TNE Advisers"), the Series' current investment adviser, and Draycott Partners, Ltd. ("Draycott"), the Series' current sub-adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K.
     [_] For       [_] Against       [_] Abstain        (15)

3. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement between TNE Advisers and Draycott to be effective upon the acquisition of Cursitor Holdings Ltd. U.K. by Alliance Capital Management L.P.
     [_] For       [_] Against       [_] Abstain        (16)

4. (With respect to the Alger Equity Growth Series) To approve a new Advisory Agreement with TNE Advisers, the Series' current investment adviser, which would increase the annual rate of the advisory fee payable by the Series.
     [_] For       [_] Against       [_] Abstain        (17)

5. (With respect to the Alger Equity Growth Series) To approve a new Sub-Advisory Agreement between TNE Advisers and Fred Alger Management, Inc., the Series' current sub-adviser.
     [_] For       [_] Against       [_] Abstain        (18)



If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned's contract are entitled to be voted, such shares shall be voted FOR such proposal. With respect to each of Proposals 1-5, only shares of the indicated Series are entitled to vote. Any voting instructions submitted by the undersigned with respect to proposals on which the undersigned is not entitled to give voting instructions shall be disregarded.


           YOUR VOTE IS IMPORTANT. Please vote as soon as possible.

                               INSTRUCTION FORM


  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                     TRUSTEES OF NEW ENGLAND ZENITH FUND.


The undersigned hereby instructs that all shares of any series (each a "Series," and collectively, the "Series") of New England Zenith Fund (the "Fund") deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on December 28, 1995 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice set forth below:


PERSONAL IDENTIFICATION                                    Signature(s)
       NUMBER
                                                  ------------------------------

                                                  ------------------------------

       +++                   +++             Dated                        , 1995
       +                       +                  ------------------------

                                             NOTE: Please sign exactly as your
                                             name appears on this card. All
       +                       +             joint owners should sign. When
       +++                   +++             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.

                         ***PLEASE SEE REVERSE SIDE***

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE ITEMS BELOW PERTAINING TO THE RELEVANT SERIES

--------------------------------------------------------------------------------

1. (With respect to all Series) To approve new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be identical in substance to the investment advisory arrangements in effect for the Series immediately prior to such merger.

                                                     FOR   AGAINST  ABSTAIN

         Back Bay Advisors Money Market Series       [_]     [_]      [_]   (1)

         Back Bay Advisors Bond Income Series        [_]     [_]      [_]   (2)

         Back Bay Advisors Managed Series            [_]     [_]      [_]   (3)

         Capital Growth Series                       [_]     [_]      [_]   (4)

         Loomis Sayles Avanti Growth Series          [_]     [_]      [_]   (5)

         Loomis Sayles Small Cap Series              [_]     [_]      [_]   (6)

         Loomis Sayles Balanced Series               [_]     [_]      [_]   (7)

         Westpeak Value Growth Series                [_]     [_]      [_]   (8)

         Westpeak Stock Index Series                 [_]     [_]      [_]   (9)

         Draycott International Equity Series        [_]     [_]      [_]   (10)

         Salomon Brothers U.S. Government Series     [_]     [_]      [_]   (11)

         Salomon Brothers Strategic Bond
          Opportunities Series                       [_]     [_]      [_]   (12)

         Venture Value Series                        [_]     [_]      [_]   (13)

         Alger Equity Growth Series                  [_]     [_]      [_]   (14)


2. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement between TNE Advisers, Inc. ("TNE Advisers"), the Series' current investment adviser, and Draycott Partners, Ltd. ("Draycott"), the Series' current sub-adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K.
     [_] For       [_] Against       [_] Abstain        (15)

3. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement between TNE Advisers and Draycott to be effective upon the acquisition of Cursitor Holdings Ltd. U.K. by Alliance Capital Management L.P.
     [_] For       [_] Against       [_] Abstain        (16)

4. (With respect to the Alger Equity Growth Series) To approve a new Advisory Agreement with TNE Advisers, the Series' current investment adviser, which would increase the annual rate of the advisory fee payable by the Series.
     [_] For       [_] Against       [_] Abstain        (17)

5. (With respect to the Alger Equity Growth Series) To approve a new Sub-Advisory Agreement between TNE Advisers and Fred Alger Management, Inc., the Series' current sub-adviser.
     [_] For       [_] Against       [_] Abstain        (18)



If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned's contract are entitled to be voted, such shares shall be voted FOR such proposal. With respect to each of Proposals 1-5, only shares of the indicated Series are entitled to vote. Any voting instructions submitted by the undersigned with respect to proposals on which the undersigned is not entitled to give voting instructions shall be disregarded.


           YOUR VOTE IS IMPORTANT. Please vote as soon as possible.

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] NEW ENGLAND ANNUITIES
A Business Unit of The New England

November 27, 1995

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account (the "Account") which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your contract value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, The New England will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contract will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

The enclosed Proxy Statement describes matters affecting the Trust as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Account will become a separate account of Metropolitan Life. The Contracts issued by the Account will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Account will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

                                          New England Mutual Life Insurance
                                           Company

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] NEW ENGLAND ANNUITIES
A Business Unit of The New England

November 27, 1995

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Thursday, December 28, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account (the "Account") which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contracts will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.

The enclosed Proxy Statement describes matters affecting the Trust as a result of The New England's agreement to merge with Metropolitan Life Insurance Company ("Metropolitan Life"). Upon consummation of the merger, the Account will become a separate account of Metropolitan Life. The Contracts issued by the Account will thereafter be deemed to be variable annuity contracts issued by Metropolitan Life, and the insurance obligations under the Contracts will be backed by the assets of Metropolitan Life. It is possible, however, that in light of the merger, the Contracts issued by the Account will be transferred to New England Variable Life Insurance Company ("NEVLICO") pursuant to a separate arrangement. NEVLICO is currently a subsidiary of The New England, but will become a subsidiary of Metropolitan Life as a consequence of the merger. If the Contracts are transferred to NEVLICO, your Contract will thereafter be deemed to be a variable annuity contract issued by NEVLICO, and the insurance obligations under your Contract will be backed by the assets of NEVLICO. In connection with any such transfer, you will receive more information about the transaction and how it affects your Contract. In either event, you will receive more information about the company assuming the insurance obligations under your Contract.

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] THE NEW ENGLAND
Insurance and Investment

November 27, 1995

TO OWNERS OF NEVLICO'S VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your policy's cash value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, NEVLICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policy will be voted by NEVLICO in proportion to the voting instructions received from all other NEVLICO Variable Life Policy Owners.

                                          New England Variable Life Insurance
                                           Company

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] THE NEW ENGLAND
Insurance and Investment

November 27, 1995

TO OWNERS OF NEVLICO'S VARIABLE LIFE INSURANCE POLICIES:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Thursday, December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO'S Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policies will be voted by NEVLICO in proportion to the voting instructions received from all other Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Policies you must return an INSTRUCTION FORM signed by you, the Policy Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company (617) 578-3566.

501 Boylston Street
Boston, MA 02116-3700
617-578-2000

[LOGO APPEARS HERE] NEW ENGLAND ANNUITIES
A Business Unit of The New England

November 27, 1995

TO OWNERS OF AMERICAN GROWTH SERIES VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in the New England Variable Annuity Separate Account which are attributable to American Growth Series Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your contract value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, NEVLICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contract will be voted by NEVLICO in proportion to the voting instructions received from all other American Growth Series Contractholders.

                                          New England Variable Life Insurance
                                           Company